Net Revenue	9 Months Ended
Sep. 30, 2026
Revenue from Contracts with Customers [Abstract]
Net Revenue	Net Revenue
The following table presents the Company’s revenue disaggregated based on revenue source, timing of revenue recognition and the end markets that we serve, for the three and nine month periods ended September 30, 2026 and 2025. The Company believes these categories best depict the nature and timing of revenue:

	Three Months Ended September 30		Nine Months Ended September 30
	2026	2025	2026	2025
Type of goods and services:(1)
Manufacturing Services	$1,679	$1,491	$4,689	$4,410
Technology Services	220	197	630	551
Total	$1,899	$1,688	$5,319	$4,961

Timing of revenue recognition:
Revenue recognized over time	$180	$198	$497	$449
Revenue recognized at a point in time	1,719	1,490	4,822	4,512
Total	$1,899	$1,688	$5,319	$4,961

End Markets:
Smart Mobile Devices	$611	$752	$1,813	$2,021
Communications Infrastructure & Data Center	316	175	823	521
Home and Industrial IoT	384	258	970	885
Automotive	368	306	1,083	983
Technology Services	220	197	630	551
Total	$1,899	$1,688	$5,319	$4,961
(1)    Effective January 1, 2026, the Company updated the terminology used to describe revenue categories. Revenue previously presented as "Wafer revenue" and "Non-wafer revenue" is now presented as "Manufacturing Services" and "Technology Services," respectively. Manufacturing Services include volume production and sales of finished semiconductor products. Technology Services include non-recurring engineering services, mask production, process qualification, post-fabrication services such as bump, test and packaging, and revenue from intellectual property licenses, related royalties and other items. We believe these categories better reflect the depth and breadth of our business model today. This change in presentation does not impact the composition of revenue, total revenue reported or revenue recognition policies. Prior periods have been conformed to the current period presentation.